APN: 06-111-08	EXHIBIT 10.14

The undersigned hereby affirm that this document, including any exhibits, submitted for recording does not contain the social security number of any person or persons. (Per NRS 239B.030)

PREPARED BY,
RECORDING REQUESTED BY,
AND WHEN RECORDED MAIL TO:

Mark Hawkins
Fennemore Craig, P.C.
300 South Fourth Street, Suite 1400
Las Vegas, Nevada 89101

Space for County Recorder’s Use

ASSIGNMENT AND ASSUMPTION OF LOAN DOCUMENTS
AND
LOAN MODIFICATION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF LOAN DOCUMENTS AND LOAN MODIFICATION AGREEMENT (this “Agreement”) is executed on March 15, 2011 (the “Effective Date”), by and among SHEA MINING & MILLING, LLC, a Nevada limited liability company (“Assignor”), STANDARD GOLD, INC., a Colorado corporation, having an address at 900 IDS Center, 90 South Eighth Street, Minneapolis, Minnesota  55402 (“Assignee”), and NJB MINING, INC., an Arizona corporation (“Lender”), having an address at 10751 North Frank Lloyd Wright Blvd., Suite 101, Scottsdale, Arizona 85259.

RECITALS:

A.           Assignor is the current owner of that certain improved property located in Esmeralda County, Nevada and more particularly described on Exhibit “A” attached hereto (the “Property”).  Assignor acquired title to the Property from Lender pursuant to that certain Asset Purchase and Sale Agreement dated August 18, 2009 (the “Asset Agreement”).  In connection with the Asset Agreement, Lender made a loan (the “Loan”) to Assignor in the original principal amount of $2,500,000 as part of the purchase price under the Asset Agreement.

B.           In connection with the Loan, Assignor executed and delivered to Lender that certain Term Loan Agreement dated August 21, 2009 (the “Loan Agreement”), which was further evidenced by that certain Promissory Note, dated August 21, 2009 (the “Note”), payable to the order of Lender in the original principal amount of $2,500,000, bearing interest and being payable as therein provided.

C.           Payment of the Loan is secured by, among other instruments, (i) that certain Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing, dated as of August 21, 2009 (the “Security Instrument”), executed by Assignor, as original trustor, for the benefit of  Lender, as beneficiary, encumbering, among other property, the Property, which Security Instrument was recorded as Document No. 0174988 of the Official Records of Esmeralda County, Nevada (the “Records”), and (ii) that certain Assignment of Leases and Rents, dated as of August 21, 2009 (the “Assignment of Rents”), executed by Assignor to Lender, recorded as Document No. 0174989 in the Records.

D.           In connection with the Loan, Assignor executed that certain Environmental Indemnity (the “Environmental Indemnity”), dated as of August 21, 2009, in favor of Lender.

E.           The Note, the Security Instrument, the Assignment of Rents, the Environmental Indemnity, and all other instruments and documents executed in connection with the Loan may be referred to, collectively, as the “Loan Documents”.

F.           Lender is the current owner and holder of the Loan.

G.           Assignor now desires to transfer title to the Property to Assignee in connection with the sale of Assignor’s assets to Assignee, which transfer shall occur concurrently with the execution and delivery of this Agreement.  In connection therewith, Assignor desires to assign and Assignee desires to assume the duties and obligations of the Loan pursuant to the terms and conditions set forth in the Loan Documents, as modified herein.

H.           Assignor and Assignee are sometimes referred to herein, collectively, as the “Borrower Parties”.  The Borrower Parties and Lender are sometimes referred to herein, collectively, as the “Loan Parties”.  Unless otherwise defined herein, initially capitalized terms shall have the definitions ascribed to them in the Security Instrument.

I.           Assignor failed to repay the Loan in full on the Maturity Date (i.e., August 21, 2010), which failure constitutes an Event of Default (the “Existing Default”).  The Existing Default remains uncured and the Loan is fully due and payable.

J.           The Borrower Parties have requested, and Lender has agreed, subject to the terms of this Agreement, to modify certain terms and provisions of the Loan Documents as more specifically provided in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Parties hereby agree as follows:

AGREEMENTS:

1.           Assignment and Assumption of Loan Documents.

(a)           Assignor does hereby grant, bargain, sell, convey, assign, transfer, set over and deliver unto Assignee, its successors and assigns, all of Assignor’s right, title, interest, obligations, duties and liabilities in, to and under the Loan Documents.  Nothing herein is meant, nor should it be construed, to release Assignor from any of its obligations under the Loan Documents.

(b)           As a direct and primary obligation, Assignee hereby agrees to observe and perform all duties, agreements, covenants, liabilities and obligations under the Loan Documents, including without limitation, payment of the indebtedness in accordance with the terms of the Loan Documents, as modified herein.  By virtue of this Agreement, all references in the Loan Documents to Grantor, Borrower, Maker, or similarly, shall be and mean Assignee.  Assignee hereby confirms that it grants Lender a security interest in all the collateral described in the Security Instrument, including without limitation, the fixtures and personal property collateral described therein, and shall execute and record concurrently herewith this Agreement in the Records.  Except as limited hereunder, Assignee  and Assignor acknowledge and agree that the obligations under the Loan Documents are joint and several.

Assignee acknowledges and agrees that any performance or non-performance of the Loan Agreement, the Security Instrument, the Note or other Loan Documents prior to the date hereof does not affect or diminish in any way the requirement of compliance therewith.  The foregoing assumption by Assignee is absolute and unconditional, is not subject to any defenses, waivers, claims or offsets, nor may it be affected or impaired by any agreement, condition, statement or representation of Assignor or any failure to perform the same and Assignee hereby relinquishes, waives and releases any and all such defenses, claims, offsets, and causes of action.  Assignee hereby represents that it has read and approved of and will comply with, and be bound by, all of the terms conditions, and provisions contained in the Loan Agreement, the Note, the Security Instrument, the Assignment of Leases and all other Loan Documents.

(c)           Lender hereby consents to the assignment by Assignor and assumption by Assignor of Assignor’s right, responsibilities duties and obligations under the Loan Documents.

2.           Extension of Maturity Date.  Subject to the terms and conditions of this Agreement, the Maturity Date (as defined in the Note) is amended to be sixty (60) days following the Effective Date hereof, and all references in the Loan Documents to the Maturity Date will be and mean a reference to such date (the “Modified Maturity Date”; the period of time beginning on the Effective Date and ending on the Modified Maturity Date is referred to as the “Extension Term”).  During the Extension Term, payments under the Note will continue to be due and payable as set forth in the Note and other Loan Documents, as amended by this Agreement.

3.           Accrued Debt Service; Default Interest.  As a condition precedent to the effectiveness of this Agreement, on or before the Effective Date, Assignee shall pay to Lender any portions of monthly payments of principal and interest under the Loan Documents which have accrued but remain unpaid after giving effect to the extension of the Maturity Date provided in this Agreement, which amount totals $362,847,47 (the “Accrued Debt Service”), a portion of which in the amount of $190,104.17 Lender acknowledges receipt hereof.  The Loan Parties acknowledge and agree that (i) from and after the Existing Default interest on the entire outstanding principal balance of the Loan has accrued at the Default Rate since such default date through the Effective Date (the “Accrued Default Interest”), and (ii) a portion of the Accrued Debt Service includes the Accrued Default Interest.

4.           Notices.  The address for “Borrower” under the Security Instrument, the Note and other Loan Documents is hereby amended to add the following addresses:

Standard Gold, Inc.
900 IDS Center, 80 South Eighth Street
Minneapolis, MN  55402
Attn:  Alfred Rapetti, Chief Executive Officer

And	Maslon Edelman Borman & Brand, LLP
3300 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402-4140
Attn:  Mr. David Polgreen

5.           Amendments to Other Loan Documents.  All Loan Documents shall be and hereby are amended to the extent necessary to make the recitations and contents thereof consistent with the terms of this Agreement.

6.           Lender Expenses.  In connection with this Agreement, and as a material inducement to enter into this Agreement, on or before the Effective Date, the Borrower Parties agree to pay to Lender an amount equal to $9,950, representing the following costs and expenses (collectively, the “Lender Expenses”):  (i) Lender’s actual legal fees and costs payable to outside counsel incurred in connection with Lender’s exercise of remedies resulting from the Existing Default and this Agreement; (ii) the cost of endorsements to Lender’s mortgagee policy of title insurance as required by Lender; and (iii) all other actual costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, any interest on advances funded by or on behalf of Lender, recording fees, filing fees, rating agency confirmation fees, all third party fees, search fees, transfer fees, inspection fees, and charges of the title company and escrow agent.  The payment of Lender Expenses is a condition precedent to the effectiveness of this Agreement and must occur on or before the Effective Date in accordance with the terms of this Agreement.   In addition, the payment of Lender Expenses on or before the Effective Date is also a covenant of the Borrower Parties under the Loan Documents and the failure to pay the Lender Expenses in full will constitute an immediate Event of Default.

7.           Lack of Defenses.  Except for the limitations and exculpation provisions specifically provided for in the Loan Documents, the Borrower Parties acknowledge and agree that, as of the Effective Date, they have no defenses, counterclaims, offsets, cross-complaints or demands of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their liability to repay any indebtedness to Lender or seek affirmative relief for damages of any kind or nature from Lender, which claims arise out of or are related to the Loan Documents or the Borrower Parties’ relationship with Lender.  To the extent that the Borrower Parties allege that they hold any such claims, the Borrower Parties acknowledge and agree that they fully, forever and irrevocably release any such claims pursuant to Section 11 of this Agreement.

8.           Indemnification.  If, after receipt of any payment from the Borrower Parties for any indebtedness owed by the Borrower Parties, Lender is compelled to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then the Borrower Parties shall be liable for, and shall indemnify, defend and hold harmless Lender with respect to the full amount so surrendered relating to the Borrower Parties, including any fees or costs incurred by Lender in connection therewith.  The provisions of this Section shall survive the termination of this Agreement and the other Loan Documents and shall remain effective notwithstanding the payment the Loan obligations, the cancellation of any Loan Document, the release of any lien, security interest or other encumbrance securing such Loan obligations or any other action which Lender may have taken in reliance upon the receipt of such payment.  Any cancellation of the Note, release of the Security Instrument or any other encumbrance or other such action shall be deemed to have been conditioned upon any payment having become final and irrevocable.

9.           Survival of Representations and Warranties.  All representations and warranties of the Borrower Parties contained in this Agreement and in all other documents and instruments in connection with this Agreement shall survive the execution of this Agreement and are material and have been or will be relied upon by Lender, notwithstanding any investigation made by any person, entity or organization on behalf of Lender.

10.         Representations and Warranties.  The Borrower Parties do hereby make the following representations and warranties to Lender as of the Effective Date of this Agreement in order to induce Lender to enter into this Agreement, it being hereby acknowledged by the Borrower Parties that Lender is relying upon such representations and warranties as a material inducement to Lender’s execution hereof:

(a)           Excluding the Existing Default, no default exits under the Loan Documents, and no event or circumstance exists, which with the passage of time or giving of notice, or both, would constitute and Event of Default under the Loan Documents;

(b)           The Borrower Parties have no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the Loan Documents, any other indebtedness of the Borrower Parties to Lender, or otherwise, and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, said items are hereby waived by the Borrower Parties;

(c)           Lender has duly performed all its obligations under the Loan Documents;

(d)           Assignee is, or will be, the sole legal and beneficial owner of the Property;

(e)           This Agreement constitutes the legal, valid and binding obligations of the Borrower Parties enforceable in accordance with its terms, and the execution and delivery of this Agreement does not contravene, result in a breach of, or constitute a default under any security instrument, loan agreement, indenture or other contract or agreement to which the Borrower Parties are bound, nor would such execution and delivery constitute a default with the passage of time or the giving of notice, or both;

(f)           The lien of the Security Instrument is valid and subsisting and shall remain an enforceable and valid first lien against the Property;

(g)           The Borrower Parties have thoroughly read and reviewed the terms and provisions of this Agreement and are familiar with the same, and the Borrower Parties have entered into this Agreement voluntarily, without duress or undue influence of any kind, and with the advice and representation of legal counsel selected by the Borrower Parties;

(h)           Neither Lender, nor any of its officers, agents, employees, representatives, or attorneys of or for Lender, have made any statement or representation to the Borrower Parties regarding any fact relied upon in entering into this Agreement and the Borrower Parties acknowledge and agree that they have not relied upon any statement, representation or promise of any other party or of any officer, agent, employee, representative or attorney for Lender or its loan servicers, in executing this Agreement, or in making the agreements, amendments and releases contained herein;

(i)           In entering into this Agreement and the agreements and releases provided for herein, the Borrower Parties hereby assume the risk of any mistake of fact or law.  If the Borrower Parties subsequently discover that any fact relied upon by it in entering into this Agreement was untrue, or that their understanding of the facts or of the law was incorrect, the Borrower Parties shall not be entitled to any relief in connection therewith, including, without limitation the generality of the foregoing, any alleged right or claim to set aside or rescind this Agreement or the waivers or releases contained or referenced in this Agreement or the transactions contemplated by this Agreement.

(j)           Neither Assignor nor Assignee has made any general assignment for the benefit of its creditors.  No proceeding seeking (i) relief for Assignor or Assignee under any bankruptcy or insolvency law, (ii) the rearrangement or readjustment of debt of Assignor or Assignee, (iii) the appointment of a receiver, custodian, liquidator or trustee to take possession of substantially all of the assets of Assignor or Assignee, or (iv) the liquidation of Assignor, Assignee or any of its members, has been commenced or, to the actual knowledge of the Borrower Parties’, is threatened.

(k)           Except as expressly set forth on Exhibit “B” attached hereto (the “Litigation Schedule”), there are no judgments, orders, suits, actions, garnishments, attachments or proceedings by or before any court, commission, board or other governmental body pending, or to the knowledge of Assignor or Assignee threatened, which involve or affect, or will involve or affect, the Property or the validity or enforceability of this Agreement, the Loan Documents or involve any risk of any lien, judgment or liability being imposed upon Assignor or the Property, or which could materially adversely affect the financial condition of Assignor or Assignee or the ability of Assignor or Assignee to observe or perform fully their respective agreements and obligations under this Agreement or under the Loan Documents.

11.         Release of Claims.

(a)           THE BORROWER PARTIES, ON BEHALF OF THEMSELVES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (THE “BORROWER RELEASE PARTIES”), HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE LENDER, AND ITS RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, LOAN SERVICERS, ATTORNEYS, AGENTS AND PROPERTIES, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, THE “LENDER RELEASE PARTIES”), OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER, KNOWN OR UNKNOWN, WHETHER AT LAW, BY STATUTE OR IN EQUITY, IN CONTRACT OR IN TORT, UNDER STATE OR FEDERAL JURISDICTION, AND WHETHER OR NOT THE ECONOMIC EFFECTS OF SUCH ALLEGED MATTERS ARISE OR ARE DISCOVERED IN THE FUTURE, WHICH THE BORROWER RELEASE PARTIES HAVE AS OF THE EFFECTIVE DATE OR MAY CLAIM TO HAVE AGAINST THE LENDER RELEASE PARTIES ARISING OUT OF OR WITH RESPECT TO ANY AND ALL TRANSACTIONS RELATING TO THE LOAN OR THE LOAN DOCUMENTS OCCURRING ON OR BEFORE THE EFFECTIVE DATE, INCLUDING ANY LOSS, COST OR DAMAGE OF ANY KIND OR CHARACTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF THE LENDER RELEASE PARTIES OCCURRING ON OR BEFORE THE EFFECTIVE DATE.  THE FOREGOING RELEASE IS INTENDED TO BE, AND IS, A FULL, COMPLETE AND GENERAL RELEASE IN FAVOR OF THE LENDER RELEASE PARTIES WITH RESPECT TO ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION AND OTHER MATTERS DESCRIBED THEREIN, INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY CLAIMS, DEMANDS OR CAUSES OF ACTION BASED UPON ALLEGATIONS OF BREACH OF FIDUCIARY DUTY, BREACH OF ANY ALLEGED DUTY OF FAIR DEALING IN GOOD FAITH, ECONOMIC COERCION, USURY, OR ANY OTHER THEORY, CAUSE OF ACTION, OCCURRENCE, MATTER OR THING WHICH MIGHT RESULT IN LIABILITY UPON THE LENDER RELEASE PARTIES ARISING OR OCCURRING ON OR BEFORE THE EFFECTIVE DATE.  THE BORROWER RELEASE PARTIES UNDERSTAND AND AGREE THAT THE FOREGOING GENERAL RELEASE IS IN CONSIDERATION FOR THE AGREEMENTS OF LENDER CONTAINED HEREIN AND THAT THEY WILL RECEIVE NO FURTHER CONSIDERATION FOR SUCH RELEASE.

(b)           THE BORROWER RELEASE PARTIES WARRANT AND REPRESENT TO LENDER THAT THE BORROWER RELEASED PARTIES HAVE NOT SOLD, ASSIGNED, TRANSFERRED, CONVEYED OR OTHERWISE DISPOSED OF ANY CLAIMS WHICH ARE THE SUBJECT OF THIS SECTION.  THE INCLUSION OF THIS PROVISION SHALL NOT BE DEEMED TO BE AN ADMISSION BY LENDER THAT ANY SUCH CLAIMS EXIST.

12.          Ratification and Confirmation.

(a)           The Borrower Parties and Lender hereby expressly ratify, and confirm (i) each of the Loan Documents, as may be applicable, and (ii) all rights, assignments, liens, pledges, security interests, and obligations thereunder, including, without limitation, the assignments, liens, pledges and security interests of the Loan Documents, as if the acceleration of the Loan had not occurred.  Notwithstanding the foregoing or any other provision hereof to the contrary, nothing in this Agreement is intended to be, and shall not be deemed or construed to be, a novation of the Note or the Loan Documents.

(b)           The Borrower Parties expressly acknowledge and agree that the Loan remains outstanding and that Assignor remains, and Assignee is hereby, fully bound by all of the terms and conditions of the Loan Documents as set forth herein and therein.  Except as otherwise expressly set forth herein, nothing contained in this Agreement shall be deemed to be or effect (a) any waiver or release of any of the terms and conditions of the Note or any of the other Loan Documents or of any existing or future defaults or events of default thereunder, (b) an extension of time for the payment or performance of any obligation to be performed on the part of the Borrower Parties or any other obligor thereunder, or (c) any waiver or release of Lender’s rights to exercise any and all remedies with respect thereto, or the effectiveness of any notices of intention to accelerate, notices of acceleration, or acceleration given subsequent to the execution of this Agreement.

13.           Further Assurances.  The Borrower Parties agree to execute any instruments which, in the opinion of Lender, are necessary or desirable to perfect such mortgages, deeds of trust, liens, security interests, assignments and encumbrances.

14.           Lift of Bankruptcy Stay.  Notwithstanding any provision in the Loan Documents to the contrary, in the event that any of the Borrower Parties shall make application for or seek relief or protection under any of the sections or chapters of the United States Bankruptcy Code (the “Code”), or in the event that any involuntary petition is filed against any of the Borrower Parties under any section of the Code, Lender shall thereupon be entitled to immediate relief from any automatic stay imposed by Sec. 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender pursuant to the Loan Documents and as otherwise provided by law.

15.         Conditions Precedent.

(a)          In addition to those conditions described elsewhere in this Agreement, the following shall be conditions precedent to the effectiveness of this Agreement:

(i)           Prior to or simultaneously with the execution of this Agreement, the Borrower Parties shall have executed, or caused to be executed, and delivered to Lender all documents required by Lender in connection with the assignment, assumption and modification of the Loan contemplated hereby.

(ii)           Prior to or simultaneously with the execution of this Agreement, the Borrower Parties shall furnish, or cause to be furnished, to Lender, at the Borrower Parties’ expense, an endorsement (the “Endorsement”) to that certain ALTA Loan Policy of Title Insurance No. 1764167 dated August 25, 2009 issued by Stewart Title Guaranty Company in connection with the Loan, under which Lender is currently the named insured (the “Title Policy”), which Endorsement must amend the effective date of the Title Policy to be the Effective Date and must show that the Title Policy is still in effect as to the Property and the lien of the Security Instrument is unimpaired by this Agreement, which will be recorded in the Records on the Effective Date.

(b)          If any of the foregoing conditions precedent (or any other condition precedent set forth in this Agreement) fails to occur within the time period specified, all provisions of this Agreement, except for the release of the Lender Release Parties by the Borrower Release Parties contained in Section 11 of this Agreement, shall terminate and be of no further force or effect and the Loan shall remain payable as if this Agreement had never been executed.  The foregoing conditions precedent are for the sole benefit of Lender and may be waived only by Lender by written agreement executed by Lender.

16.         OFAC.  The Borrower Parties hereby represents and warrants to Lender that the Borrower Parties will not permit the transfer of any interest in the Borrower Parties to any person or entity (or any beneficial owner of such entity) who is listed on the specifically Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of Office of Foreign Asset Control, Department of the Treasury or pursuant to any other applicable Executive Orders (such lists are collectively referred to as the “OFAC Lists”).  The Borrower Parties will not knowingly enter into a lease with any party who is listed on the OFAC Lists.  The Borrower Parties shall immediately notify Lender if the Borrower Parties have knowledge that any member or beneficial owner of any of the Borrower Parties are listed on the OFAC Lists or (A) is indicted on or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering.  The Borrower Parties shall immediately notify Lender if any of the Borrower Parties knows that any tenant is listed on the OFAC Lists or (A) is convicted on, (B) pleads nolo contendere to, (C) is indicted on or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.  The Borrower Parties further represent and warrant to Lender that none of the Borrower Parties are currently on the OFAC List.  None of the Borrower Parties, any subsidiary of the Borrower Parties or any affiliate of the Borrower Parties are (i) named on the list of Specially Designated Nationals or Blocked Persons maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control available at http://www.treas.gov/offices/eotffc/ofac/sdn/index.html, or (ii) (A) an agency of the government of a country, (B) an organization controlled by a country, or (C) a person residing in a country that is subject to a sanctions program identified on the list maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control and available at http://www.treas.pox/offices/eotffc/ofac/sanctions/index.html, or as otherwise published from time to time, as such program may be applicable to such agency, organization or person.  If the foregoing representation and warranty shall at any time be or become untrue or incorrect during the term of the Loan, an Event of Default shall be deemed to have occurred.

17.           No Waiver.  Except as expressly provided herein, the execution of this Agreement by Lender does not and shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Loan Documents, nor shall the same constitute a waiver of any Event of Default which may have heretofore occurred or which may hereafter occur with respect to the Loan Documents.

18.           Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.  All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

19.           Governing Law.  THE TERMS AND CONDITIONS OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEVADA WITHOUT GIVING EFFECT TO RULES REGARDING CONFLICTS OF LAWS.

20.           Interpretation.  Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires.  The section headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof.  The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

21.           Amendment.  The terms and conditions hereof may not be modified, altered or otherwise amended except by an instrument in writing executed by all of the Loan Parties.

22.           Entire Agreement.  THIS AGREEMENT CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE MODIFICATION OF THE LOAN AND FULLY SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDING BETWEEN THE PARTIES PERTAINING TO SUCH SUBJECT MATTER.

23.           Successors and Assigns.  The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

24.           WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT AGREES THAT ANY SUIT, ACTION, OR PROCEEDING BROUGHT OR INSTITUTED BY ANY PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY ON OR WITH RESPECT TO THIS AGREEMENT, ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS OR WHICH IN ANY WAY RELATES DIRECTLY OR INDIRECTLY TO THE OBLIGATIONS UNDER THIS AGREEMENT, THE OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR ANY EVENT, TRANSACTION OR OCCURRENCE ARISING OUT OF OR IN ANY WAY CONNECTED THEREWITH, OR THE DEALINGS OF THE PARTIES WITH RESPECT THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT A JURY. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. THE BORROWER PARTIES ACKNOWLEDGE AND AGREE THAT THIS PROVISION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT BETWEEN THE PARTIES HERETO AND THAT LENDER WOULD NOT AGREE TO THE AGREEMENTS SET FORTH HEREIN IF THIS WAIVER OF JURY TRIAL PROVISION WERE NOT A PART OF THIS AGREEMENT.

25.           Relationship of Parties.  Nothing contained in this Agreement or the Loan Documents constitutes or shall be construed as the formation of a partnership, joint venture, tenancy-in-common, or any other form of co-ownership, between Lender and the Borrower Parties or any other person or entity or the creation of any confidential or fiduciary relationship of any kind between the Lender and the Borrower Parties or any other person or entity. The Borrower Parties acknowledge and agree that Lender has at all times acted and shall at all times continue to be acting only as a lender to the Borrower Parties within the normal and usual scope of activities of a lender.

26.           Severability.  If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Agreement will not be affected thereby. It is the intention of the parties that if any such provision is held to be illegal, invalid or unenforceable, there will be added in lieu thereof by a court of competent jurisdiction a provision as similar in terms to such provision as is possible and be legal, valid and enforceable.

27.           Recitals.  The “Recitals” set forth at the beginning of this Agreement are hereby acknowledged to be true and correct by the parties and are incorporated into this Agreement.

28.           Conflicts.  Except as expressly modified pursuant to this Agreement, all of the terms, covenants and provisions of the Loan Documents shall continue in full force and effect.  In the event of any conflicts or ambiguity between the terms, covenants and provisions of this Agreement and those of the Loan Documents, the terms, covenants and provisions of this Agreement shall prevail.

29.           Limited Liability.  Notwithstanding anything to the contrary contained in this Agreement, or the Loan Documents, Assignee shall have no personal liability for the liabilities and obligations under the Loan Documents, except for the obligations arising after the Effective Date under the Environmental Indemnity and except to the extent necessary and for the sole purpose of subjecting Assignor’s interest in the Property to the lien of the Security Interest.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Loan Parties have executed and delivered this Agreement as of the Effective Date.

LENDER:		ASSIGNOR:

NJB MINING, INC.,		SHEA MINING & MILLING, LLC,
an Arizona corporation		a Nevada limited liability company

By:	/s/ Norman Bellamare	By:	/s/ Chris Boll
	Norman Bellamare, its President	Name: Chris Boll
Its: Managing Member

ASSIGNEE:

STANDARD GOLD, INC.,
a Colorado corporation

		By:	/s/ Alfred A. Rapetti
Name: Alfred A. Rapetti
Its: Chief Executive Officer

LENDER ACKNOWLEDGMENT

State of Arizona	}
} ss
County of Maricopa	}

This instrument was acknowledged before me on February ___, 2011 by Norman Bellemare, as President of NJB Mining, Inc., an Arizona corporation.

(Signature of notarial officer)

(Seal, if any)

[Acknowledgments Continue on Next Page]

ASSIGNOR ACKNOWLEDGMENT

STATE OF ______________	}
} ss
COUNTY OF ___________	}

This instrument was acknowledged before me on February ____, 2011, by _______________________________, as Managing Member of Shea Mining & Milling, LLC, a Nevada limited liability company.

(Signature of notarial officer)

(Seal, if any)

ASSIGNEE ACKNOWLEDGMENT

STATE OF ______________	}
} ss
COUNTY OF ___________	}

This instrument was acknowledged before me on February ____, 2011, by _______________________________, as ______________________________ of Standard Gold, Inc., a Colorado corporation.

(Signature of notarial officer)

(Seal, if any)

EXHIBIT A

PROPERTY

All that certain real property situate in the County of Esmeralda, State of Nevada, more particularly described as follows:

Township 3 North, Range 40 East, M.D.B.&M.

Section   2: SW ¼ of NW ¼; W ½ of SW ¼
Section   3: S ½ of NE ¼; SE ¼; SE ¼ of NW ¼; E ½ of SW ¼
Section 10: NE ¼; SE ¼; E ½ of NW ¼; E ½ of SW ¼
Section 11: W ½ of W ½; SE ¼ of NW ¼
Section 14: NW ¼ of NW ¼

Excepting therefrom that portion of the W ½ of the W ½ of said Section 11, heretofore deeded to Southern California Edison Company, by a deed recorded November 7, 1967 in Book 3-X of Deeds, page 164 as File No. 35538 Esmeralda County, Nevada records and described as follows:

Beginning at a found lava rock 9 inches by 14 inches by 15 inches high set for the Southwest corner of said Section 11, said Southwest corner of Section 11, bears North 85°43'34" East along the South line of Section 10, Township 3 North, Range 40 East, M.D.B. & M., from a lava rock mound set for the Southwest corner of said Section 10, thence North 11°16'34" East 2512.91 feet to the true point of beginning of this description; Thence North 83°30'00" East 300.00 feet; Thence North 06°30'00" West 197.50 feet to a point hereinafter referred to as Point "A"; Thence continuing North 06°30'00" West 252.50 feet; Thence South 83°30'00" West 300 feet; Thence South 06°30'00" East 450 feet to the true point of beginning.

ASSESSOR’S PARCEL NUMBER:  06-111-08

EXHIBIT B

LITIGATION SCHEDULE